Banc of America Securities [GRAPHIC OMITTED]

                      Banc of America Funding Corporation
                            BAFC 04-A GROUP 1 (10/1)
                        30 Year Jumbo Hybrid Arm Product
                       Expected Collateral Characteristics

--------------------------------------------------------------------------------
Product                                         Jumbo 10/1 CMT ARM
Amount                                                 150,000,000    +/- 10%
Settle                                             August 30, 2004

Gross WAC                                                    5.329%   +/- 15bps
WAM                                                            359
Weighted Average LTV                                            61%

Gross Margin                                                  2.75%
Gross Lifecap                                               10.329%   +/- 15 bps
WA Months to Next Roll                                         119
Cap Structure                                                5/2/5
Average Loan Balance                                      $611,000
Primary Residence Percent                                       93%
Single Family Detached Percent                                  87%
Interest Only Percent                                            0%
WA FICO                                                        745

Cash Out Refinance Percent                                       8%
California Percent                                              50%
Single Largest ZIP Code Percent                                  3%
Delivery Variance                                   Plus/Minus 10%

Approximate Subordination                                     3.00%
Expected Rating Agencies          Moody's, S & P, Fitch (2 of the 3)
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                  Banc of America Securities [GRAPHIC OMITTED]


                       Banc of America Funding Corporation
                            BAFC 04-A GROUP 2 (7/1)
                        30 Year Jumbo Hybrid Arm Product
                      Expected Collateral Characteristics

--------------------------------------------------------------------------------
Product                                           Jumbo 7/1 CMT ARM
Amount                                                  185,000,000   +/- 10%
Settle                                              August 30, 2004

Gross WAC                                                     4.940%  +/- 15bps
WAM                                                             356
Weighted Average LTV                                             69%

Gross Margin                                                   2.75%
Gross Lifecap                                                 9.940%  +/- 15 bps
WA Months to Next Roll                                           80
Cap Structure                                                 5/2/5
Maximum Loan Amount                                      $1,215,000
Average Loan Balance                                       $432,000
Primary Residence Percent                                        96%
Single Family Detached Percent                                   91%
Interest Only Percent                                            59%
WA FICO                                                         739

Full Documentation Percent                                       62%
Cash Out Refinance Percent                                       13%
California Percent                                               56%
Single Largest ZIP Code Percent                                   2%
Delivery Variance                                    Plus/Minus 10%

Approximate Subordination                                      3.00%
Expected Rating Agencies           Moody's, S & P, Fitch (2 of the 3)
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                  Banc of America Securities [GRAPHIC OMITTED]


                      Banc of America Funding Corporation
                             BAFC 04-A GROUP 3 (5/1)
                           30 Year Hybrid Arm Product
                       Expected Collateral Characteristics

--------------------------------------------------------------------------------
Product                                        Alt A 5/1 LIBOR ARM
Amount                                                  41,000,000    +/- 10%
Settle                                             August 30, 2004

Gross WAC                                                    5.340%   +/- 15bps
WAM                                                            354
Weighted Average LTV                                            76%

Gross Margin                                                  2.25%
Gross Lifecap                                               10.340%   +/- 15 bps
WA Months to Next Roll                                          55
Cap Structure                                                5/2/5
Maximum Loan Amount                                       $780,000
Average Loan Balance                                      $257,500
Primary Residence Percent                                       84%
Single Family Detached Percent                                  61%
Interest Only Percent                                            1%
WA FICO                                                        729

Stated Documentation Percent                                    98%
Cash Out Refinance Percent                                      22%
California Percent                                              46%
Single Largest ZIP Code Percent                                  2%
Delivery Variance                                   Plus/Minus 10%

Approximate Subordination                                     3.00%
Expected Rating Agencies          Moody's, S & P, Fitch (2 of the 3)
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.